EATON VANCE GLOBAL BOND FUND
EATON VANCE EMERGING MARKETS LOCAL INCOME FUND
EATON VANCE GLOBAL MACRO ABSOLUTE RETURN FUND
EATON VANCE GLOBAL MACRO ABSOLUTE RETURN ADVANTAGE FUND
EATON VANCE SHORT DURATION STRATEGIC INCOME FUND
Supplement to Prospectus dated March 1, 2020

The following replaces “Contingent Deferred Sales Charge.” under “Sales Charges”:

Contingent Deferred Sales Charge. Class A and Class C shares are subject to a CDSC on certain redemptions. The CDSC generally is paid to the principal underwriter. Class A shares of each Fund except Global Macro Absolute Return Fund purchased at net asset value in amounts of $1 million or more are subject to a 1.00% CDSC if redeemed within 18 months of purchase. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. CDSCs are based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

June 11, 2020                                                             35870 6.11.20